Consolidated Statements of Operations (USD $)	3 Months Ended
	Jun. 30, 2013	Jun. 30, 2012
Revenue
Mobile	$ 38,363	$ 16,745
Software	37,171	34,034
Software maintenance and consulting	193,963	246,465
Total revenue	269,497	297,244
Operating expenses
Cost of revenue	20,642	27,844
Selling, general and administrative	279,522	256,109
Research and development	155,361	141,943
Total operating expenses	455,525	425,896
Income (loss) from operations	(186,028)	(128,652)
Other income (expense):
Interest income , net	11,998	26,429
Total other income	11,998	26,429
Income (loss) before income taxes	(174,030)	(102,223)
Income tax benefit	$ 59,140	$ 38,073
Net income	$ (114,890)	$ (64,150)
Basic and diluted income per share	$ (0.001)	$ (0.001)
Weighted average number of shares outstanding	135,460,867	125,460,867